Exhibit 99.2

Acquisition of First California Financial Group, Inc. Investor Presentation November 6, 2012 Filed by PacWest Bancorp Pursuant to Rule 425 under the Securities Act of 1933 and Deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934 Subject Company: First California Financial Group, Inc. Commission File No. 00-52498

Forward Looking Statements and Legal Disclaimer This presentation contains certain forward-looking information about PacWest Bancorp that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All references herein to PacWest are intended to refer to PacWest and its predecessor First Community Bancorp. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: planned acquisitions and related cost savings cannot be realized or realized within the expected time frame; lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete announced acquisitions, to successfully integrate acquired entities, or to achieve expected synergies and operating efficiencies within expected time-frames or at all; the integration of acquired businesses costs more, takes longer or is less successful than expected; the possibility that personnel changes will not proceed as planned; the cost of additional capital is more than expected; a change in the interest rate environment reduces interest margins; asset/liability repricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war, including the conflicts in the Middle East; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any acquisitions cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in PacWest’s (including its predecessor’s) public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, PacWest’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. PacWest assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by PacWest with the SEC. The documents filed by PacWest with the SEC may be obtained at PacWest Bancorp’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by directing a request to: PacWest Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800. November 6, 2012 Acquisition of First California Financial Group 2

Transaction Highlights

Compelling Strategic Rationale

- Attractive in-market consolidation opportunity strengthens our competitive position as one of the premier Southern California community banks
- Complementary business banking model with similar strong core deposit base
- Significantly enhances franchise value through improved profitability and scale in key geographic markets

Financially Attractive

- Significant operating synergies due to considerable branch network overlap
  - Estimated cost savings of $31.5 million[(1)]
  - 11 of First California's ("FCAL") 15 branches within 5 miles of PacWest branches
- First full-year estimated earnings accretion: 12%
- Estimated IRR: >18%
- TBV dilution of 10% (at 9/30/12) with goodwill earn-back of ~3.5 years

Execution Experience Mitigates Risk

- Track record of 25 successfully completed acquisitions and integrations since 2000
- Due diligence complete
- Similar organizational structures and familiar operating markets
- Strong pro forma capital ratios

(1) Based on FCAL's annualized YTD 9/30/12 non-interest expense less amortization of intangibles assets

PacWest Bancorp

November 6, 2012 Acquisition of First California Financial Group 3

Transaction and Assumption Overview November 6, 2012 4 Consideration Per Share Price: $8.00 per share Transaction Value: $231 million in the aggregate(1) Consideration Mix: 100% PacWest (“PACW”) Common Stock Exchange Ratio: PACW share price determined based on weighted-average over a measurement period (2) Collar: For purposes of exchange ratio, PACW share price floats within a collar between $20 and $27 and will be fixed at end of collar if PACW price is outside collar; if PACW price is > $27, exchange ratio is 0.2963; if PACW price is < $20, exchange ratio is 0.4000. SBLF Repayment Repay in full at closing, subject to regulatory approval Credit Adjustment $60 million (3.7% of net loans and 33.7% of FDIC indemnification asset) Projected Cost Savings $31.5 million(3) of FCAL’s core non-interest expense Merger-Related Costs ~ $16 million (tax-effected) Due Diligence Complete, including extensive loan review Required Approval Customary regulatory and shareholder approvals by both companies Anticipated Closing Q1 2013 Board Representation Two FCAL independent directors to be determined Acquisition of First California Financial Group (1) Excludes 1.1 million FCAL shares owned by PACW; includes cash-out of “in-the-money” FCAL options; includes 294,000 shares for FCAL’s pending PSBK deal (2) 20-day VWAP of PacWest common stock on Nasdaq for 20 consecutive trading days ending second trading day prior to last of regulatory approvals (3) Based on FCAL’s annualized YTD 9/30/12 non-interest expense less amortization of intangible assets

Strengthened Presence in Key Markets November 6, 2012 Acquisition of First California Financial Group 5 Central Coast Market (San Luis Obispo & Santa Barbara Counties) Southern California Market (Los Angeles, Ventura, Riverside, San Bernardino, Orange, & San Diego Counties) PacWest First California Source: SNL Financial based on FDIC Deposit Data

Non-Covered NPAs / Assets (1) Pre-Tax Pre-Provision Income Net Interest Income First California Overview November 6, 2012 6 Headquartered in Westlake Village, CA, operating in 7 Southern California counties As of September 30, 2012, $2.0 billion in assets, $1.2 billion in loans and $1.6 billion in deposits Credit quality has improved over the trailing two years with the percentage of non-covered NPAs to assets dropping to 1.54% Pre-tax pre-provision income has risen as a result of growth in net interest income $ in Millions Source: SNL Financial based on GAAP/Regulatory Data * Includes gains on bargain purchase of $34.7 million Acquisition of First California Financial Group $29.4 (1) Does Not include TDRs

PACW FCAL Pro Forma Gross Loans: $3,703.6 Gross Loans: $1,174.0 (1) Gross Loans: $4,877.6 Total Deposits: $4,787.4 Total Deposits: $1,599.9 Total Deposits: $6,387.2 Core Deposit %(2): 82% MRQ Cost of IBD(3): 0.46% Core Deposit %(2): 80% MRQ Cost of IBD(3): 0.53% Core Deposit %(2): 81% MRQ Cost of IBD(3): 0.48% Pro Forma Loan and Deposit Composition November 6, 2012 Acquisition of First California Financial Group 7 (1) Based on 9/30/12 Call Report Categories (2) Core deposits excludes all Retail and Jumbo CDs (3) Cost of average interest bearing deposits for Q3’12 Source: SNL Financial based on GAAP/Regulatory Data 24% FCAL Contribution 25% FCAL Contribution

Transaction Financial Rationale

Prudent Pricing

	PACW-FCAL	Recent Transactions[1]
Price / Book Value:	1.11x	1.51x
Price / Tangible Book Value:	1.70x	1.76x
Core Deposit Premium:	7.2%	11.1%

Compelling Returns

- First full-year estimated EPS accretion: 12%
- Estimated IRR: >18%
- TBV dilution at 9/30/12: 10%
- Estimated earn-back of goodwill: ~3.5 years

Significant Potential Cost Savings

- $31.5 million[2] estimated cost savings
- 11 of First California 15 branches within 5 miles of PacWest branches
- Value creation from implied value of cost savings - $227 million - exceeds estimated premium paid

Mitigated Credit Risk

- 3.7% net mark on loans and 33.7% mark on FDIC indemnification assets ($60 million combined mark)
- Estimated 5.7% mark on gross non-covered loans implies 9.3% credit cycle losses since 12/31/07[3]

(1) Reflects median for non-assisted whole bank transactions announced since 12/31/11 for targets with assets between $1.0 billion and $10.0 billion and <4.0% NPAs to Assets
(2) Based on FCAL's annualized YTD 9/30/12 non-interest expense less amortization of intangibles assets
(3) Cumulative quarterly net charge offs as a % of average con-covered loans since 1/1/08 plus estimated mark on non-covered loans in proposed transaction
Source: SNL Financial based on GAAP/Regulatory Data

PacWest Bancorp

November 6, 2012 Acquisition of First California Financial Group 8

Pro Forma Capital Ratios Are Strong November 6, 2012 9 Acquisition of First California Financial Group At September 30, 2012 Capital Ratios PACW Standalone Pro Forma with FCAL Well-Capitalized Minimum PacWest Bancorp Tier 1 Leverage 10.26% 9.07% 5.00% Tier 1 to Risk-Weighted Assets 14.91% 13.39% 6.00% Total Capital to Risk-Weighted Assets 16.18% 14.65% 10.00% Tangible Common Equity 8.98% 7.67% N/A Strong combined profitability will restore the tangible common equity ratio Preliminary estimates using BASEL III NPR show pro forma capital ratios well in excess of fully phased-in requirements

Credit Evaluation and Fair Value Marks November 6, 2012 10 Acquisition of First California Financial Group ($ in Millions) 9/30/12 Balance Estimated Mark ($) Estimated Mark (%) Non-Covered Loans 1,067.9 (61.1) 5.7% Covered Loans 106.1 0.1 0.1% ALLL on Non-covered Loans (18.2) 18.2 N/A Total Loans 1,155.8 (42.8) 3.7% FDIC Indemnification Asset 50.5 (17.0) 33.7% Total Loans & FDIC Indem Asset 1,206.3 (59.8) 5.0% Other Estimated Fair Value Assumptions Aggregate other assets markdown of $5.3 million Core deposit intangible of $13.5 million Aggregate liabilities markup of $9.4 million Note: All above subject to revision at close Source: SNL Financial based on GAAP/Regulatory Data

Cost Savings Overview

- **Estimated cost savings of $31.5 million on FCAL's core non-interest expenses[(1)]**
- **Significant branch consolidation opportunity given highly overlapping branch networks - 11 of FCAL's 15 branches are within 5 miles of PacWest branches**

Implied Value of Estimated Cost Savings ($M)	
Annualized Estimated Cost Savings[(1)]	$31.5
After-Tax Cost Savings Benefit[(2)]	$18.9
Assumed Valuation Multiple	12.0x
Implied Value of Estimated Cost Savings	$226.8
Value of Cost Savings / Pro Forma Shares[(3)]	$4.93

(1) Based on FCAL's annualized YTD 9/30/12 non-interest expense less amortization of intangibles assets
(2) Assumes a 40% tax rate
(3) Assumes 46.0 million shares outstanding on a pro forma basis
Source: SNL Financial based on GAAP Regulatory Data

PacWest Bancorp

November 6, 2012 Acquisition of First California Financial Group 11

Conclusion November 6, 2012 12 Acquisition provides an attractive in-market consolidation opportunity of meaningful size to drive significant consolidated earnings accretion Combined company will be the 8th largest publicly-owned bank or bank holding company headquartered in California Both banks possess complementary business banking models with strong core deposit bases The resulting banking franchise will possess the capital resources, scale, management team and financial strength necessary to thrive in the current competitive environment Acquisition of First California Financial Group

Additional Information About the Proposed Transaction and Where to Find it Investors and security holders are urged to carefully review and consider each of PacWest Bancorp’s and First California Financial Group’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, and their Quarterly Reports on Form 10-Q. The documents filed by PacWest with the SEC may be obtained free of charge at PacWest’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by requesting them in writing to PacWest Bancorp, c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821; Attention: Investor Relations, or by telephone at (714) 671-6800. The documents filed by First California with the SEC may be obtained free of charge at First California’s website at www.fcalgroup.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from First California by requesting them in writing to First California Financial Group Inc., 3027 Townsgate Road, Suite 300, Westlake Village, California 91361, Attention: Investor Relations, or by telephone at Phone: (805) 322-9655. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. PacWest Bancorp and First California intend to file a registration statement including a joint proxy statement/prospectus and other documents regarding the proposed acquisition with the SEC. Before making any voting or investment decision, investors and security holders of either First California or PacWest Bancorp are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed acquisition. A definitive joint proxy statement/prospectus will be sent to the stockholders of each institution seeking any required stockholder approvals. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from PacWest or First California by writing to the addresses provided for each company set forth in the paragraphs above. PacWest, its directors, executive officers and certain other persons may be soliciting proxies from PacWest Bancorp stockholders in favor of the approval of the acquisition. Information about the directors and executive officers of PacWest and their ownership of PacWest common stock is set forth in the proxy statement for PacWest’s 2012 annual meeting of stockholders, as previously filed with the SEC. Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available. First California, its directors, executive officers and certain other persons may be soliciting proxies from First California Financial Group stockholders in favor of the approval of the acquisition. Information about the directors and executive officers of First California and their ownership of First California common stock is set forth in the proxy statement for First California’s 2012 annual meeting of stockholders, as previously filed with the SEC. Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available. November 6, 2012 Acquisition of First California Financial Group 13